Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
DECEMBER, 1997



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.0745%



        Excess Protection Level
          3 Month Average  5.14%
          December, 1997  5.33%
          November, 1997  4.76%
          October, 1997  5.32%


        Cash Yield                                  18.28%


        Investor Charge Offs                        4.64%


        Base Rate                                   8.31%


        Over 35 Day Delinquency                     4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $ 34,934,847,924.76


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 5,643,513,406.27